UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): March 31, 2008

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.   Other Events.

On March 31, 2008, the Registrant amended its prospectus, dated December 31, 2006 (the “Prospectus”), as follows:

In the section entitled “Incorporation of Information by Reference” on page 127 of the Prospectus, the first sentence of the third paragraph is amended and restated to read “All documents and reports filed, or caused to be filed, by Morgan Stanley Capital I Inc. with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than any Form 10-K) prior to the termination of an offering of certificates are incorporated in this prospectus by reference.”

Accordingly, any information on Form 10-K filed in connection with any issuing entity whose securities were issued under the registration statement will not be incorporated by reference into the prospectus or the registration statement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   April 1, 2008

MORGAN STANLEY CAPITAL I INC. By: /s/ Valerie Kay Name: Valerie Kay Title: Vice President